UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
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SCHEDULE 14A INFORMATION

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ANTHERA PHARMACEUTICALS, INC.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2017. Meeting Information Meeting Type:  Annual Meeting For holders as of:  February 28, 2017 Date:   April 27, 2017      Time:   11:00 AM PDT Location: The Offices of Goodwin Procter LLP Three Embarcadero Center San Francisco, CA 94111 ANTHERA PHARMACEUTICALS, INC. You are receiving this communication because you hold   ANTHERA PHARMACEUTICALS, INC. shares in the company named above.  ATTN: MAY LIU  25801 INDUSTRIAL BLVD. This is not a ballot.  You cannot use this notice to vote these   SUITE B shares.  This communication presents only an overview of   HAYWARD, CA 94545 the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).   We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote   How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT  ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow     XXXX XXXX XXXX XXXX     (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy.  Please choose one of the following methods to make your request:  BY INTERNET:   www.proxyvote.com BY TELEPHONE:  1-800-579-1639 BY E-MAIL*:  sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow      XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 13, 2017 to facilitate timely delivery.   How To Vote   Please Choose One of the Following Voting Methods Vote In Person:  Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet:  To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX            (located on the following page) available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1.Election of Class II Director Nominee: 01) Dr. Philip T. Sager The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, and 6. 2.To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2017. 3.To approve an amendment to the 2013 Stock Option and Incentive Plan to, among other things, increase the aggregate number of shares authorized for issuance under the plan by 4,000,000 shares. 4.To approve an amendment to the 2010 Employee Stock Purchase Plan to increase the maximum number of shares (i) authorized for issuance thereunder by 218,750 shares and (ii) automatically authorized for issuance pursuant to the evergreen from 31,250 to 250,000 shares. 5.To approve an amendment of the Company's Fifth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our common stock, par value $0.001 per share, in the range of 1:5 to 1:8, with the exact  ratio to be determined by the Board of Directors or a committee of the Board of Directors of the Company in its sole discretion. 6.To approve, under applicable NASDAQ Listing Rules, the issuance of 247,119 shares of our common stock upon conversions of the Series X Convertible Preferred Stock. NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.